Exhibit 99.2

KERN Cobalt Co-Invest Partners AP LP(+), By: KERN Cobalt Group Management Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

The Board of Trustees of the Leland Stanford Junior University(+),
By: Mark H. Hayes, PhD., Director Natural Resources Investments

12/16/2009

Caisse de dépôt et placement du Québec(+),
By: Soulef Hadjoudj, Legal Counsel

12/16/2009

KERN Cobalt Group Management Ltd.(+),
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners I LP(+), By: KERN Energy Partners Management Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners II LP(+), By: KERN Energy Partners Management II Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners III LP(+), By: KERN Energy Partners GP III LP, General Partner, By: KERN Energy Partners Management III Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Cobalt Co-Invest V LP(+), By: KERN Cobalt Group V LLC, General Partner,
By: /s/ D. Jeff van Steenbergen, Manager

12/16/2009

KERN Energy Partners I U.S. LP(+), By: KERN Energy Partners Management Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners II U.S. LP(+), By: KERN Energy Partners Management II Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners III U.S. LP(+), By: KERN Energy Partners GP III LP, General Partner, By: KERN Energy Partners Management III Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Cobalt Group V LLC(+),
By: /s/ D. Jeff van Steenbergen, Manager

12/16/2009

KERN Energy Partners GP III LP(+),
By: KERN Energy Partners Management III Ltd., General Partner,
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners Management Ltd.(+),
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners Management II Ltd.(+),
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Energy Partners Management III Ltd.(+),
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

KERN Partners Ltd.(+),
By: /s/ D. Jeff van Steenbergen, Director

12/16/2009

By: /s/ Pentti Karkkainen

12/16/2009